January 2021

Disclaimer and Forward-Looking Statements IsoPlexis Corporation (“IsoPlexis,” “we,” “us,” or the “Company”) has filed a prospectus on Form S-1 (File No. 333-258046) with the SEC for the offering to which this presentation relates. The registration statement has not yet become effective. Before you invest, you should read the preliminary prospectus in that registration statement and other documents we have filed with the SEC for more complete information about us and this offering. You may get these documents for free by visiting the SEC website at http://www.sec.gov. Alternatively, copies of the prospectus may be obtained from Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014, by telephone at 866-718-1649 or by email at prospectus@morganstanley.com; Cowen and Company, LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, Attention: Prospectus Department, or by telephone at (833) 297-2926, or by email at PostSaleManualRequests@broadridge.com; Evercore Group, L.L.C., Attention: Equity Capital Markets, 55 East 52nd Street, 36th Floor, New York, New York 10055, via telephone at 1-888-474-0200, or via email at ecm.prospectus@evercore.com; or SVB Leerink LLC, Attention: Syndicate Department, One Federal Street, 37th Floor, Boston, MA 02110, by telephone at (800) 808-7525, ext. 6132, or by email at syndicate@svbleerink.com. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Confidential information This presentation is being provided solely for your confidential use with the express understanding that you will not release any portion of this document, discuss the information contained herein, or make reproductions of or use this presentation for any other purpose without the prior express written permission of the Company. By reviewing this information, you are acknowledging the confidential nature of this information and are agreeing to abide by the terms of this legend. Forward-looking statements and other information This presentation contains forward-looking statements about the Company. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies and other future conditions. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “predict,” “project,” “target,” “potential,” “seek,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” “plan” and other words and terms of similar meaning. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this presentation, as disclosed in the “Risk Factors” and “Special Note Regarding Forward-Looking Statements” sections of our prospectus and quarterly report on Form 10-Q filed with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. In addition, even if our results of operations, financial condition and cash flows, and the development of the markets in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. New factors emerge from time to time that may cause our business not to develop as we expect, and it is not possible for us to predict all of them. All information contained herein speaks only as of the date of this presentation, except where information is stated to be presented as of a specific date. The Company undertakes no duty to update or revise the information contained herein, publicly or otherwise, including any forward-looking statements. Market, Industry and Other Data This presentation includes estimates regarding market and industry data. Unless otherwise indicated, information concerning our industry and the markets in which we operate, including our general expectations, market position, market opportunity and market size, are based on our management’s knowledge and experience in the markets in which we operate, together with currently available information obtained from various sources, including publicly available information, industry reports and publications, surveys, our customers, trade and business organizations and other contacts in the markets in which we operate. Certain information is based on management estimates, which have been derived from third-party sources, as well as data from our internal research. In presenting this information, we have made certain assumptions that we believe to be reasonable based on such data and other similar sources and on our knowledge of, and our experience to date in, the markets in which we operate. Market and industry data, which is derived in part from management’s estimates and beliefs, are subject to change and may be limited by the availability of raw data, the voluntary nature of the data gathering process and other limitations inherent in any statistical survey of such data. In addition, projections, assumptions and estimates of the future performance of the markets in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described in “Risk Factors” and “Special Note Regarding Forward-Looking Statements” of the registration statement. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Trademarks Each trademark, trade name or service mark of any other company appearing or incorporated by reference in this presentation belongs to its holder. We do not intend our use or display of other companies’ trademarks, trade names or service marks to imply a relationship with, or endorsement or sponsorship of us by, such other companies. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including EBITDA. Such non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of these measures to the most directly comparable GAAP measure is included in the Appendix to these slides. 2

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4 209 instruments in the field1 64-66% YTD revenue growth through Q4 20213 98 Publications leveraging superhuman cells to fight complex diseasesLarge opportunity to change the course of human health as The Superhuman Cell Company Platform impact encompasses 3 sequential TAMs totaling $34B 2 1 As of Q4 2021. 2 Based on management estimates. 3 Preliminary unaudited 2021 full year revenue. 4 Based on the National Cancer Institute’s list of Comprehensive Cancer Centers 5 By 2020 revenue. Instruments placed in two-thirds of Comprehensive Cancer Centers in the US4 and All of the Top 15 Pharma5

Three Disconnected Paradigms Changing Biology & Medicine 5 FUNCTIONAL PROTEOMICS SINGLE-CELL BIOLOGY SINGLE-CELL MULTI-OMICS GAP GAP Captures dynamic in vivo biology Captures important yet rare cells Captures genetic code underlying important cells

IsoPlexis’ Superhero Cells Connect These Three Paradigms 6 FUNCTIONAL PROTEOMICS SINGLE-CELL BIOLOGY DUOMIC™ PLATFORM + + Proteomically active single cells are the superhero cells that orchestrate the fight against disease

Why Proteome is Critical to Superhero Cells 7 TRANSCRIPTOME PROTEOME Clinical activity in human health dictated by direct proteome activity Low correlation (0.4)* between transcription/RNA and proteomic cell function *Vogel et al. Nature Reviews Genetics, 2012 Single cell genomics misses key proteomic activity… is an indirect indicator (i.e. the blueprint)

IsoPlexis' Unique Superhero Cells are Key to Fighting Cancer



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Has multiple secreted proteins
Rare Single Cells
High Frequency is Key Predictor
High Frequency of Superhero Cells
Non-responders
Responders

IsoPlexis reveals highly proteomically "multi-functional" superhero immune cells

Presence of these cells are key predictors of early and persistent response to cancer *

* Representative of high impact publications. Ref: Diab et al. Bempegaldesleukin Plus Nivolumab in First-Line Metastatic Melanoma. Journal of Clinical Oncology. 2021.

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Superhero cells are advancing the fight against many critical diseases 9 Superhero and supervillain cells play key predictive role CELL THERAPY CANCER IMMUNOLOGY COVID-19 TARGETED THERAPIES INFLAMMATION

Revealing superhero cells in the proteomics landscape Cell type (Flow cytometry and single cell genomics) vs IsoPlexis’ superhero cell function 10 Surface markers (flow cytometry and single cell genomics) hides true identity Multiplexed cytokines reveal the unique power of the individual super cell ie: Secret identity

Wave of Bulk Proteomics Drives Need for Single Cell Proteomics 11 BULK PROTEOMICS Discover important protein analytes driving disease and patient response Reveal the cells producing proteomic reactions, the earliest signals orchestrating patient response SINGLE CELL PROTEOMICS Not Single Cell REVEALS SUPER CELLS

Critical, Unique Use Cases Supported In Many High Impact Journals 12 Superhero cells make the best products for clinical response Superhero cells show which patients respond durably to cancer therapies Supervillain cells show which patients go to ICU with autoimmune response Cell and Gene Therapy Cancer immunology Inflammatory / Infectious Disease http://isoplexis.com/publications

Single Cell Proteomics Rapidly Establishing Advanced Medicine Leadership 13 98 PUBLICATIONS 67% OF COMPREHENSIVE CANCER CENTERS2 100% OF TOP 15 PHARMA1 1 By 2020 revenue. 2 Based on the National Cancer Institute’s list of Comprehensive Cancer Centers.

Superhero Cell Biology Drives Large Advanced Medicine Opportunity 141 Consulting research. 2 Based on management estimates 0 500 1,000 1,500 2,000 2,500 3,000 3,500 Pre-clinical Phase 1 Phase 2 Phase 3 Gene therapies Cell therapies Small molecules Vaccines Proteins and antibodies ~5.5K APPLICABLE THERAPEUTIC PROGRAMS 1 20K INSTRUMENT OPPORTUNITY 1 $12B 2 TAM Wave of proteomics drives targeted & clinically relevant superhero cell biology

DISCOVERY CLINICAL Duomic + Single Cell Proteome Single Cell Proteome (Dx) Unique and Large Impact on Human Health Create Large, High Need Markets 15 Genomics ”Cell Atlas” Bulk Proteomics + + = Mid-Term Today Long-term 1 Based on management estimates.

Accessible, Automated Proteomic Workflow is Key to Adoption & Usage 16 Cryopreserved Samples SAMPLES: MANY CELL TYPES AND PROTOCOLS CUMULATIVE INSTRUMENTS IN THE FIELD1 INSTRUMENT: AUTOMATED FUNCTIONAL PROTEOMICS HUB AUTOMATED ANALYTIC SOFTWARE: ACCESSIBLE INSIGHTS 18 54 111 209 2018 2019 2020 2021 1 Through Q4 2021.

The Superhuman Cell Library:
The Proteomic Complement To The Genomic Cell Atlas

Key categories you can explore



Supercharged Immunology

SUPERHERO CELLS



Hyper Inflammation

SUPERVILLAIN CELLS



Aberrant Malignancies

SUPERVILLAIN CELLS


Various Solid Tumor
Monocytes
CAR-T
T cells
NK Cells
TCR- T
TILS
Solid Tumor CAR-T

A New Library of Proteomically Active Cells to Fight all of Disease



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Proprietary Single-Cell Proteomic Barcoding Platform: Powerful Biology


1. Sample Loaded onto Chip
30+ Proteins Per Cell
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2. Single Cell Capture
3. Highly Multiplexed Proteomic Detection

Single Cell Proteomics

Larger "Superhuman Cell Library" + Panels = Comprehensiveness

Leveraging Duomic for first Connected Functional Multi-Omic Biology

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CAR-T Engineering Unlocked with Single Cell Proteomics



PREDICTS RESPONSE AND RELAPSE



CD4+
P = 0.0006
P = 0.0006
P = 0.3176
P = 0.0424
P = 0.0286
PSI
400
360
320
280
240
200
160
120
80
40
0
Double knockout
CD19
CD22
CD22
Double knockout
CD19/22 CAR T
CD22 CAR T
CD8+
P = 0.0041
P = 0.0006
P = 0.0379
P = 0.0242
P = 0.0286
Double knockout
CD19
CD22
CD22
Double knockout
CD19/22 CAR T
CD22 CAR T
Effector
GZMB, IFNG, CCL3, TNF
Stimulatory
GM-CSF, IL2, IL5
Chemoattractive
CCL4
Inflammatory
IL17A
Effector
GZMB, IFNG, CCL3, PRF1, TNFLTA
Stimulatory
GM-CSF, IL5
Chemoattractive
CCL4, CCL5

Development Question from Leaders at Stanford:

What are we missing by ignoring the pre-infusion cytokine signatures of critical cell products?

Predictive Answer:

In a CD19 and CD22 bispecific CAR study, researchers using our platform showed that certain cytokine production was associated with early signs of response to CAR-T therapies or signs of relapse.

Reflection:

"Results suggest that engineering iterations should be guided by careful studies of single-cell CAR polyfunctionality incorporating cytokine production as a critical quality attribute." [1]

nature medicine

Source: [1]Spiegel et al. CAR T cells with dual targeting of CD19 and CD22 in adult patients with recurrent or refractory B cell malignancies: a phase 1 trial. Nature Medicine, 2021

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Predictive Durability of SC Proteomics is Accelerating Cancer Immunology



PREDICTS LONG TERM THERAPY RESPONSE



CD8⁺ PSD = High
CD8⁺ PSD = Low
CD8⁺ PSD
Probability of PFS
1.00
0.75
0.50
0.25
0.00
0.71
0.32
HR = 3.75 (95% CI: 1.14, 12.3);
P value = 0.0291
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36
Months

Predicting Survival in Cancer Immunology:

In a 38 patient metastatic melanoma study sponsored by Bristol Myers Squibb and Nektar Therapeutics, where the patients underwent checkpoint inhibitor and IL-2 agonist therapy. Our platform identified that a blood-based biomarker correlated with patient response and progression-free survival.

Reflection on Earlier Information Provided:

IsoPlexis has shown unique correlations with its single-cell cytokine biomarker with survival in multiple solid tumor studies with trials/therapies.

Journal of Clinical Oncology®
An American Society of Clinical Oncology Journal

Source: Diab et al. Bempegaldesleukin Plus Nivolumab in First-Line Metastatic Melanoma. Journal of Clinical Oncology. 2021.

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Duomic: Sequencing The Superhero Cells For A New Era Of Discovery 21 Hypothesis-free discovery with high plex on dissociated cells Fill in the Missing Multi-Omic Gaps Utilize Predictive Single cell proteomics to drive long term response in the clinic Increasing Specificity of Hypothesis on Cell Function Academia (core labs, PPIs) Biopharma PURE SINGLE CELL PROTEOMICS SEQUENCING + FUNCTIONAL PROTEOMICS MISSING LINK: CYTOKINES & PHOSPHOPROTEINS MULTI-OMIC CELL TYPE CELL ATLAS Surface Markers RNA Functional Proteome RNA

Single Cell Is Evolving To Leverage Clinically Relevant Proteome 22 PAST AND PRESENT Cell Type Identification Through SC –Omics Single-Cell Uni -Omics • SC RNA-seq • SC ATAC-seq Single-Cell Multi -Omics • SC RNA seq + surface proteomics • SC RNA-seq + ATAC-seq PRESENT AND IMMINENT Cell Functional Elucidation Through Functional SC –Omics Functional Single-Cell –Omics • SC secretomics • SC metabolomics • SC intracellular proteomics • SC transcriptomics + proteomics “… Over the past 5 years, we have been really focused on elucidating cellular heterogeneity and building cell atlases of human tissues through single-cell RNA-seq …” - Core Director & Principal Investigator “… The next era of single-cell –omics will focus on adding a functional dimension to our gene expression analyses. Intracellular proteomics, for example, accomplishes just that …” - Research Scientist, Major University

Duomic: How We Capture The Genetic Drivers of Superhero Cells 23 LEVERAGE CORE SINGLE-CELL PLATFORM PROTEOME DETECTED AND TRANSCRIPTOME CAPTURED SEQUENCE DETECTED PROTEIN + SEQUENCING LINKED, PER CELL Capture Chambers Unique Cellular Identifier Single-Cell Proteomic Barcode Chamber #250 Bead RNA Capture Chamber #250 Chamber #250 Transcriptome Proteome

Sequencing The Supercells Provides Additional $12B Discovery TAM 241 Based on management estimates. 2 Consulting research / survey data. * Estimated sequencer base, consulting research A Functional “Multi-omic” system upstream of every sequencer 2 CRITICAL NEED TO LINK THE GENOME TO CLINICALLY RELEVANT PROTEOME Basic Research Drug Discovery Pre- Clinical Clinical + Biomarker New $12B 1 TAM 15K+ * Additional instruments + COMPLEMENTS EXISTING TRANSLATIONAL SINGLE CELL PROTEOMICS MARKET

Near-term Today $24B $12B 25 Single-Cell Multi-Omics Single-Cell Proteomics (Dx) 1 Based on management estimates. Execute Technology & Clinical Publication Focused Roadmap An Integrated Roadmap & Large Opportunity $34B Single-Cell Proteomics

153 Foundational Patents Issued and Filed Underpins Continued Expansion

KEY PROTEOMIC PLATFORMS, TECHNOLOGIES, AND APPLICATION AREAS

IsoLight / IsoSpark / IsoSpeak	Single-Cell Sequencing & Protein / Single-Cell Secretome / Single-Cell Intracellular Proteome / Single-Cell Metabolome	CodePlex Secretome / CodePlex Intracellular Proteome / CodePlex Metabolome
• Automated Instrumentation and Software • Single-Cell and High Multiplex Proteomics • End to End Multi-omics Analysis • Advanced Analytics	• Proteomic Barcoding • DNA/RNA Sequencing • High Throughput Single-Cell Sequencing + Proteomics • Cellular Capture • Chip Design and Fabrication • Immune Profiling and Signatures • Single-Cell Secretomic Capture • Single-Cell Intracellular Proteome Capture • Single-Cell Metabolomic Capture • Tumor Profiling and Signatures	• Bulk Proteomic Barcoding • Small Volume Serum Analysis • Secretomic Capture • Intracellular Proteome Capture • Metabolomic Capture

153
PROTEOMICS, SEQUENCING, AND SYSTEM PATENTS

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LEADERSHIP BUILT TO SCALE: Continued additions to global leadership team from leading Life Science Tools companies – built to scale growth COMMERCIAL GROWTH: Team built around senior leadership with track record in genomic, proteomic, and other med tech applications GLOBAL FOCUS: Directors in major global regions, with leading distribution partners in EMEA and APAC LEADING R&D: Track record of award winning application development and engineering, with continued velocity of launches for new applications SCALABLE OPERATIONS: Sustained growth of operational excellence, with experienced med tech leadership Seasoned Management Built to Scale 27 John H Leamon, PhD SVP R&D Integration Carrie Carter SVP People Ops Patrick Paczkowski, PhD SVP Software Michelle Reid, Ph.D. VP Services & Support Verna Siu SVP Sales Operations Rui Zheng, PhD SVP Innovation Sean Mackay CEO and Co-founder Jon Chen VP Marketing Jing Zhou, MD, PhD CSO Cynthia Turcotte, PhD VP Applications John Strahley CFO Peter Siesel CCO Richard Rew SVP General Counsel Anthony Catalano SVP Operations Raj Khakhar VP Finance

© 2021 ISOPLEXIS | ALL RIGHTS RESERVED For Research Use Only. Not for Use in Diagnostic Procedures.

Appendix 1: Superhero Cells In Leading Clinical Journals On Unique Single-Cell Proteomics

Our results suggest that engineering iterations should be guided by careful studies of single-cell CAR polyfunctionality incorporating cytokine production as a critical quality attribute

SC PROTEOMICS AS FUTURE OF CAR-T ENGINEERING

- Nature Medicine, July 2021

Spiegel, J.Y., Patel, S., Muffly, L. et al. CAR T cells with dual targeting of CD19 and CD22 in adult patients with recurrent or refractory B cell malignancies: a phase 1 trial. Nat Med 27, 1419–1431 (2021)

We assessed the polyfunctional strength index (PSI), which is an indicator of the number of cells capable of secreting multiple types of cytokines. As PSI reflects the ability of a T cell to carry out multiple functions, it is recognized as a metric for the potency of cell therapy and for the efficacy of vaccines.

SC PROTEOMICS AS FUTURE OF SOLID TUMOR IMMUNE MEDICINES

- Nature Medicine, August 2021

Creelan, B.C., Wang, C., Teer, J.K. et al. Tumor-infiltrating lymphocyte treatment for anti-PD-1-resistant metastatic lung cancer: a phase 1 trial. Nat Med 27, 1410–1418 (2021).

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Appendix 2: Revealing the Genetic Drivers of Potentially Resistant Tumor Cells

First of its kind Duomic data presented at AGBT

HIGHLY ACTIVE "SUPERVILLAIN" PROTEOMIC SUBSET



Associated Most Strongly with These Expressed Genes ($p < 0.01$):

- MGAT4B
- MRPL23
- ACAA2
- RAD21
- VPS28
- JTB
- SYNGR2
- KAT6A
- IRGQ
- MAPKAPK3


High protein/gene expression intensity
Low protein/gene expression intensity
Subset 1: low functional heterogeneity
Subset 2: high functional heterogeneity
Proteome *
Genome*
Condition
Genes highly expressed in subset 2
Genes highly expressed in subset 1
Single Cells

*All displayed genes had differential expression between the two cell subsets (p value < 0.05)

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